UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 14, 2011

BioElectronics Corporation
 (Exact name of registrant as specified in its charter)

Maryland	000-51809	52-2278149
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

4539 Metropolitan Court
Frederick, Maryland 21704
 (Address of Principal Executive Offices)

Phone:  301.874.4890
Fax:  301.874.6935
 Registrant's Telephone and Fax Number, Including Area Code

 (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Other Events

From its inception in April 2000, the Company claimed an exemption from registration and filing with the Maryland Securities Commission. The Company, as a result of a legal opinion by its previous legal counsel Kirkpatrick & Lockhart, Nicholson, Graham, LLP and another law firm, had believed it was exempt from registration.

While the Company denies any wrongdoing, the Company reached a settlement with the Maryland Securities Commission in August 2007, but had not filed forms 10-Q and 10-K for the years ended December 31, 2006 through 2008.  The Company has subsequently decided to voluntarily file said forms 10-Q and 10-K with the Securities and Exchange Commission. Accordingly, the Company intends to file said forms as described below.

As a result of the dissolution of our previous independent auditors, the Company has engaged its new independent auditors, Cherry, Baekart, and Holland, LLP (“CBH”).  Refer to Form 8-K filed by the Company on February 13, 2011.

The Company will file financial statements included with Form 10-K/A for the years ended December 31, 2006 through 2009, and include will include the following disclosures in the Form 10-K/A for years ended December 31, 2008 and 2009:

1.	A copy of our previous independent auditor’s report
2.	A legend on the face of the copy of the previous issued report that the report is a copy of the previously issued report and the ceased firm has not reissued the report.
3.	A clear disclosure on the limitations on recovery by investors due to the lack of a reissued audit report on the prior financial statements.

CBH will be required to audit the Company should any restatements occur in years ended December 31, 2008 and 2009.  However, the Company does not believe a restatement is likely for these years. The Company is currently requesting a waiver for the auditor consent for the years ended December 31, 2006 and 2007 as the previous independent audit firm has been dissolved.

Furthermore and as part of its Form 10K/A for fiscal years December 31, 2006 through 2009, the Company will file the following:

1.	Audited financial statements for the fiscal years ended December 31, 2006 through December 31, 2009 (prepared in accordance with Article 8 of Regulation S-X);

2.
Unaudited (but reviewed by independent auditors) quarterly financial statements by CBH, for the sixteen quarters in 2006 through 2009 consistent with the requirements of Article 10 of Regulation S-X; and

3.
Management’s Discussion and Analysis disclosure for the fiscal years ended December 31, 2006 through December 31, 2009, as well as the sixteen fiscal quarters in 2006 through 2009, which will separately address the annual and quarterly periods, as well as narrative disclosure of operating results, trends, and liquidity for each interim and annual period.

The Company plans to file the above items in aggregate by March 15, 2011 in lieu of filing separate Forms 10-K for the fiscal years ended December 31, 2006 through December 31, 2009 and Forms 10-Q for each of the quarters in 2006 through 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2011

BioElectronics Corporation

By:	/s/ Andrew J. Whelan
Andrew J. Whelan
Chief Executive Officer